As filed with the U.S. Securities and Exchange Commission on May 15, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22282

Cook & Bynum Funds Trust
 (Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
 (Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35209
 (Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2018

Date of reporting period:  March 31, 2018

Item 1. Reports to Stockholders.

Semi-Annual Report  |  March 31, 2018

Table of Contents

Shareholder Letter	1
Manager Commentary	12
Disclosure of Fund Expenses	17
Schedule of Investments	19
Statement of Assets and Liabilities	21
Statement of Operations	22
Statements of Changes in Net Assets	23
Financial Highlights	24
Notes to Financial Statements	26
Additional Information	36

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

Dear Partners:

For the three-month period ended March 31, 2018, The Cook & Bynum Fund (the “Fund”) was down -0.90% versus the S&P 500 plus Dividends (“S&P”) at -0.76% and -0.84% for the MSCI AC World Index (“MSCI ACWI”).  During the six-month period ended March 31, 2018, the Fund gained 2.01% net of all costs.  The S&P gained 5.84% and the MSCI ACWI gained 4.95%, respectively, over the same period. For the one-year period ended March 31, 2018, the Fund gained 6.79% compared to a gain of 13.99% for the S&P and 15.44% for the MSCI ACWI.  On an annualized basis the Fund returned 4.89% versus 13.31% for the S&P and 9.79% for the MSCI ACWI during the five-year period ended March 31, 2018.  Since inception on July 1, 2009 through March 31, 2018, the Fund is up 8.95% per annum compared to 15.15% for the S&P and 11.36% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

New Investment: Liberty Latin America

In October 2017, the Fund began building what has become a nearly 10% investment in Liberty Latin America Ltd. (“Liberty LatAm”).  Liberty LatAm is a leading cable and mobile telecom provider to twenty consumer markets and over thirty commercial markets across Latin America and the Caribbean.  Liberty LatAm’s services include broadband internet, cable TV, fixed-line telephony, mobile, and a suite of other value-added business-to-business offerings.  The business is competitively entrenched in low penetration markets, has a series of attractive projects offering high incremental returns on invested capital, and has the opportunity to acquire complementary companies within its geographic footprint to achieve superior operating scale.  Liberty LatAm is led by an experienced team including John Malone, Mike Fries, and Balan Nair, a group of disciplined capital allocators who have created enormous shareholder value in the telecom and media industries over the past forty-plus years.  Recently spun off from Liberty Global, Liberty LatAm’s stock has languished even as the company’s future earnings power has become more apparent, creating a meaningful discount between the company’s stock price and our conservative estimate of its intrinsic value.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

Cable is a Good Business…In the Right Markets

The demand for faster internet access continues to grow, driven by the addition of new users and ever-increasing data needs as users consume more content online.  Demand for streaming video is the biggest driver of this increase in data usage.  Most people are well aware of the surge of subscriptions for over-the-top services like Netflix, Hulu, and Amazon Prime, but a large number of other applications and services such as Facebook, Instagram, and Snapchat deliver video at increasing volumes.  Consumers are requiring this streaming video be delivered at higher qualities, and this trend will continue apace with the adoption of 4K streaming, greater interest in virtual reality, and whatever technology comes next.

Cable companies are well positioned as the data pipeline (internet service provider) of choice to meet this demand.  In a typical market in which Liberty LatAm operates, the primary competitor to a cable provider’s offering is a DSL (copper) network delivered by incumbent telephone companies.  Through a hybrid fiber-coaxial (HFC) network, cable operators offer a superior product because the maximum delivery speeds possible on thin copper telephone wires, per physics, are slower than what can be delivered on HFC. This advantage for an HFC network translates into broadband speeds of up to 300Mpbs versus only 5Mpbs for DSL. This difference becomes critical for the user as high definition video requires broadband speeds of at least 5Mbps and 4K video needs 25Mbps – speeds that DSL barely can and fundamentally cannot meet, respectively.  Of course, higher speeds also offer a superior internet surfing experience across multiple devices in a home.  In an increasingly digital world, we expect consumers to be relatively price insensitive for the superior internet speeds provided by cable companies.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

Incumbent cable companies enjoy a favorable competitive structure that tends to reduce direct competition.  With high up-front capital investments to build out networks and a low marginal cost for offered services, second movers/competitors have little financial incentive to overbuild or replicate a network, as that effort would destroy profitability and impair invested capital for both players.  If a cable operator has already passed a house, it is much cheaper for that operator to sell services to that home than it is for another cable operator to build a new network to reach that house.  And it follows that because the marginal costs of bundling additional services to existing customers are low, the incremental profit margins are high.

Liberty LatAm enjoys these complementary advantages of having a superior offering versus the next best technology (DSL) and a disincentive for fellow cable operators to compete, and the company and applies them to geographic markets with lots of room for growth.  As people and countries become wealthier (i.e. as per capita GDP grows), they consume more broadband internet service:

As this chart reflects, most of Liberty LatAm’s markets have considerably lower penetration rates of broadband internet and other advanced fixed network technologies than are found in the developed world.  In its markets, Liberty LatAm has clear opportunities to deploy capital efficiently by laying fiber and cable in high density housing areas.  Each home that the company’s

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

HFC network passes adds a potential customer for multiple services.  In most of its operating footprint Liberty LatAm offers a “triple-play” bundle of services that includes broadband internet, cable TV, and fixed-line telephony.  Where available, the company also bundles a mobile offering with these triple-play services to offer a “quad-play.”  This breadth of services allows Liberty LatAm to cross-sell its offerings at attractive margins.  Liberty LatAm is earning incremental returns on capital in excess of 20% on these investments to pass new homes.

As explored above, we expect the demand for broadband internet service to continue to grow for the foreseeable future, particularly in Liberty LatAm’s markets.  The future of its other fixed residential services—namely cable TV and fixed-line telephony—are less certain.  About 19% of the company’s 2017 revenues came from cable TV.  While cable TV will be under both pricing and volume pressure as over-the-top alternatives (e.g., Netflix) continue gathering subscribers, cord-cutting is much more prevalent in the U.S. than other markets due to the historically high prices of cable TV in our country.

Outside of the U.S., cable TV is much cheaper, and it provides some of the best value per entertainment dollar spent (expressed in cost per hours of content consumed).  In fact, in many of Liberty LatAm’s markets cable TV remains underpenetrated and aspirational.  With these cheaper prices, the incentive to cut the cord is greatly decreased, which makes cable TV revenues defensible and stable for some time.  Management could even further decrease cable TV pricing and still have a profitable offering.  We are less confident about the company’s fixed-line telephony offering given the trend toward mobile-only

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

households.  Notably, a recent CDC survey indicated that nearly one in two households in the U.S. still have a landline, which suggests that fixed-line telephones may hang around for longer than is typically expected by the market.  In any case, this service is less than 10% of Liberty LatAm’s total revenues, and its decline is incorporated in our expectations for the company’s future earnings.  To the extent the offering remains stickier than we anticipate, owner earnings generated by these subscribers are largely a bonus.

Strong Competitive Positioning in These Attractive Markets

Liberty LatAm is currently organized in three geographic segments:

•
Under the VTR name, Chile is Liberty LatAm’s single largest market at just under 30% of the total company’s revenues and profitability.  Chile is the richest country in Latin America with a liberalized economy and an expanding middle class that has a growing appetite for broadband internet service.  Regarded as the best cable operator in Latin America, VTR is the market leader and enjoys 55-60% share across all parts of its residential triple-play bundle — broadband, cable TV, and fixed-line telephony.  VTR is also growing mobile subscribers via a quad-play bundle.  With significant investment already in place (3.4 million passed homes) and more ongoing, we are optimistic that VTR can further grow its market share.  This effort is aided by VTR’s broadband speeds, which are twice as fast as that of its closest HFC rival and serve as a competitively-advantaged entry point to cross-sell its bundle.  VTR is already highly profitable and the business can further expand margins as it captures additional market share and grows revenues.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

•
The largest overall segment of Liberty LatAm’s business, accounting for roughly two-thirds of total sales and profitability, is Cable & Wireless (“C&W”).  C&W is an integrated telecommunications provider in a variety of Caribbean markets, including Panama, Jamaica, Trinidad & Tobago, and the Bahamas.  Representing about 40% of the segment’s overall revenues, mobile telecom services (both consumer and commercial) are the largest portion of C&W’s business, with fixed residential services and a regional undersea network making up the bulk of the remaining business.  In general, mobile has less favorable return characteristics than Liberty LatAm’s other service lines as its less-sticky customers tend to invite more motivated competition.  However, C&W generally operates in a duopoly with Digicel, a formidable but highly levered (currently at about 6.5x EBITDA) regional mobile player. Digicel’s bond yields recently spiked as bondholders became more and more nervous about the company’s sluggish operating performance and ability to refinance its obligations in 2020.  Digicel’s financial constraints will likely keep the company’s competitive aspirations in check and facilitate a harmonious cohabitation of the two players.  Connecting 40 countries, C&W’s undersea network is a unique strategic asset which we expect to grow more valuable as regional broadband consumption increases, and we also expect it to unlock synergies in regional acquisitions.  Liberty LatAm is continuing to improve the profitability of C&W, which itself was the result of the merger of C&W Communications and Columbus International in 2015.  Since it acquired C&W in 2016, Liberty LatAm’s management has been focused on taming the company’s bloated cost structure, and the team expects to realize $150 million in annual savings by 2020 via headcount reduction, improved equipment procurement, and scale content acquisition.

•
Lastly, Liberty LatAm operates in Puerto Rico under the Liberty Cablevision banner.  This business currently represents about 10% of total revenues and profitability.  Liberty Cablevision has proven to be a wonderful business with among the highest cable EBITDA margins in the world:

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

While Liberty Cablevision faces macro and demographic headwinds, the company does have an opportunity to gain market share at the expense of its sole fixed line competitor, American Movil.  Liberty Cablevision has entry-level speeds of 100 Mbps while Movil’s DSL offering is significantly slower.  Hurricanes Maria and Irma had devastating effects on the island’s electrical grid and a material impact on the segment’s 2017 operational results.  We are closely monitoring Puerto Rico’s recovery, particularly changes in the island’s population, which was already contracting before the storms due to the island’s financial difficulties and has accelerated in the last six months as the island has struggled to get back on its feet.  In the face of these challenges, Liberty LatAm’s progress on its own network restoration has been laudable.  As of early February 2018, over 60% of Liberty Cablevision’s customers were back online (from ~0% after the storms), and the restoration should be largely complete during the second quarter.  At this pace of recovery and with some stabilization of overall populations levels, we expect a strong financial recovery by 2019, which would again make Liberty Cablevision a cash cow for Liberty LatAm.

Thinking beyond the company’s existing Latin American and Caribbean markets, Liberty LatAm is positioned to become a scale player in a region that currently lacks one.  Liberty Global CEO and Liberty LatAm Executive Chairman Mike Fries is on record stating, “There is a massive consolidation opportunity in a market that remains highly fragmented.”  A prime example of

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

management’s ambitions as a consolidator is the recently announced acquisition of Cabletica, a cable operator that passes 40% of homes in Costa Rica. This all-cash acquisition will leverage Liberty LatAm’s equipment and content economies of scale, vast subsea fiber network, and operational expertise to improve profitability within the Costa Rican market.  Management plans to continue pursuing these types of strategic add-ons, especially if they can be accomplished at similarly-attractive valuations as this Cabletica transaction (just over 6x EBITDA post-synergies).  In the most recent earnings call, Fries shared, “The deal we just announced in Costa Rica, which we’ve been working on for over a year, is a great example of that. And I’ll tell you, the pipeline is full of both large and small opportunities.”

Great Partners (Who Are Increasing Their Ownership)

If you’re going to ask about quarterly earnings, you’re at the wrong meeting, and you probably own the wrong stock…What we care about is value.  We want to create value for our shareholders.  And I think the best way to create value is to have a very long view, so that’s what we do.  So when we have the opportunity to expand into an area we think is going to have long-term value, we do it.  We don’t have to worry about the impact on earnings.  So it makes a different kind of organization.

—	John Malone
Cable Cowboy: John Malone and the
Rise of the Modern Cable Business

Liberty LatAm was formed and is led by a group of Liberty Global veterans who have created an exceptional amount of value for shareholders over more than four decades through operational excellence and prudent capital allocation.  We share their views about the importance of long-term value creation and are thrilled to be partners with this group, which is led by telecom and media billionaire John Malone.  Malone sits on Liberty LatAm’s Board of Directors and is a member of its Executive Committee alongside Liberty LatAm CEO Balan Nair and Mike Fries.  Beyond Mr. Nair, Liberty LatAm’s management team is full of executives recruited from across other Liberty Global businesses, giving them deep experience in global cable operations and an ability to bring best practices to bear on Liberty LatAm’s markets.

Importantly, insiders have been increasing their ownership in the company.  Malone has led the way, significantly increasing his stake in the business in 2017 with stock purchases totaling $37 million at share prices above current levels.  He now owns 6% of Liberty LatAm’s economic interest and controls

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

25% of its voting interest.  Several directors and officers within Malone’s sphere have also acquired shares in the last year.  Additionally, as is typical in Liberty-related businesses, management is well incented to grow the per share value of the business.

The Opportunity

As investors, our overarching goal is to identify businesses that are materially mispriced by the market and sell below their intrinsic value.  The search for this margin of safety leads us to devote the bulk of our research efforts on companies that are either undiscovered or unloved by other investors.  Overlooked companies tend to be smaller in size and/or located in emerging markets, where dedicated investors can create meaningful informational advantages.  On the other hand, out-of-favor businesses are often found in plain sight but evoke undue pessimism for one reason or another.  Both undiscovered and unloved businesses can reward investors who have long time horizons and patience.  Liberty LatAm, whose stock price has declined roughly 50% since its high-water mark as a tracking stock, falls into both categories for a number of reasons:

•
Before being spun-off as an independent business at the end of 2017, Liberty LatAm was a Liberty Global tracking stock.  Tracking stocks are typically more complex to analyze, which was true of Liberty LatAm’s financial results during this time.  Disclosure was scattered, and information was buried deep within Liberty Global’s broader financial reports.  Further complicating matters, reported results were distorted by one-off charges and integration costs from acquisitions.

•
With Liberty Global owners receiving shares of Liberty LatAm from the spin-off, a much smaller Latin American operation ended up in the hands of investors who were holders of a mature European cable operator.  Europe-focused funds were forced to divest their new Liberty LatAm stake, and a number of other investors were simply uninterested in holding a business with such a different profile from their original Liberty Global holding.

•
The option to cut the cord—consumers choosing to forego pay TV and replace it with cheaper over-the-top subscriptions like Netflix—has disrupted cable TV’s value proposition for consumers and decreased market valuations for the industry.  This trend is continuing in the U.S., but for the pricing and value reasons discussed earlier we have found that this trend is not nearly as pronounced in Liberty LatAm’s markets.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

•
The potential disruption from a shift in wireless technology from 4G to 5G has been a focus of our research. 5G promises to reduce latency and increase wireless speeds by at least a factor of 10.  Many believe this new technology will replace broadband internet and, in the process, reduce the need for the fixed network infrastructure provided by cable operators.  We believe 5G is still a few years from being commercially deployable in Latin America, and our research suggests that HFC networks will remain a superior method of transporting data to most homes.  Telecom equipment giant Huawei’s Chairman Eric Xu recently said, “while 5G was faster and more reliable, consumers would find no material difference between the two technologies.”  Wirelessly transporting the gigabytes of data that most broadband customers use would be prohibitively expensive.  Additionally, we expect the mobile telecom providers will need the cable operators’ HFC networks to deploy all of the new antennas necessary to roll out 5G.

•
Poor reported earnings in 2016 and 2017 pushed Liberty LatAm even further out-of-favor.  A couple of factors weakened the numbers.  The first is structural and reflects the preference of John Malone-controlled businesses to use debt and rapid depreciation schedules to minimize taxes and maximize shareholder returns.  This “levered equity” model results in financials that are unattractive at first glance when analyzed with traditional metrics.  During this period, Liberty LatAm showed elevated leverage ratios, negative net income, and interest coverage of only one times operating income.  The second factor was a confluence of events that created temporary declines in earnings that we expect to normalize in the next year or two.  Sizeable integration costs following the C&W acquisition and the effects of hurricanes Maria and Irma were the main culprits.  The hurricanes will have an ongoing impact on Liberty Cablevision’s results in Puerto Rico for at least another year.

Our ultimate input in determining intrinsic value is not reported net income in current periods, but rather long-term owner earnings.  On this basis, Liberty LatAm’s profitability is much more attractive, and leverage is less pronounced, especially when normalizing operating results for hurricane recovery in Puerto Rico and the full realization of synergies following the C&W acquisition.  Furthermore, Liberty LatAm’s depressed free cash flows can only be appropriately understood when differentiating between growth and maintenance capital expenditures.  A large portion of the company’s historical and expected future capital expenditures are high-return growth investments to upgrade its network and to pass more homes — both of which

The Cook & Bynum Fund	Shareholder Letter
March 31, 2018 (Unaudited)

are critical to future earnings growth.  Importantly, much of this upfront investment is being made ahead of anticipated consumer behavior.  As long-term investors, we whole-heartedly support this decision to depress current earnings and cash flows to realize even more earnings in the future.

Despite all the noise in its recent results, Liberty is a cash-generating machine led by intelligent capital allocators whose interests are aligned with ours.  We expect the company to produce a double-digit owner earnings yield within a couple of years.  We are pleased to be long-term partners with this first-rate team as it applies superior operational practices to competitively-entrenched businesses that have attractive reinvestment opportunities and room for growth.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

David A. Hobbs, Jr.

The Cook & Bynum Fund	Manager Commentary
March 31, 2018 (Unaudited)

As of March 31, 2018 the unaudited net asset value (“NAV”) attributable to the 9,074,578 shares outstanding of The Cook & Bynum Fund (“Fund”) was $16.54 per share. This NAV compares with an audited NAV of $16.52 per share as of the Fund’s Annual Report dated September 30, 2017.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.18

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	6.79%	5.54%	4.89%	8.95%
S&P 500 Index(2)	13.99%	10.78%	13.31%	15.15%
MSCI ACWI Index Gross (USD)(3)	15.44%	8.71%	9.79%	11.36%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

(3)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. You cannot invest directly in an index.

As of March 31, 2018 the gross and net expense ratios of the Fund were 1.82% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2019.

The Cook & Bynum Fund	Manager Commentary
March 31, 2018 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.18

The Cook & Bynum Fund	Manager Commentary
March 31, 2018 (Unaudited)

Portfolio Changes for the six months ended 3.31.18

New Holdings	Eliminations
Liberty Latin America Ltd. – Class A	Walmart Stores, Inc.
Liberty Latin America Ltd. – Class C	Microsoft Corp.

As explored in detail in the Shareholder Letter section of this report, over the past six months we have built a new position in Liberty Latin America Ltd.  Offering broadband internet, video/cable TV, fixed-line telephony, mobile, and a suite of other value-added business-to-business services, Liberty Latin America is a leading cable and mobile telecom operator in Latin America and the Caribbean.  The company is competitively entrenched in markets with appealing growth potential, earns high incremental returns on invested capital, and can acquire complementary businesses within its geographic footprint to achieve superior operating scale.  We are excited to partner with the company’s team of successful operators and disciplined capital allocators who are well-aligned with shareholders.

We sold the Fund’s stakes in Walmart and Microsoft during the period.  In both cases, we originally invested in these companies at a time when they were out of favor with the broader market.  In 2015, Forbes declared Walmart “a Wreck.”  Seeking Alpha headlined, “Walmart: Save Your Money, Live Better Without This Terrible Stock.”  Perception has changed in the last few years as investors have begun to recognize the strength of Walmart’s low-cost advantage and the intelligent decisions that Doug McMillon, Marc Lore, and Greg Foran have been making to leverage their store fleet into an omni-retail offering combining bricks-and-mortar with online.  In 2017 CNN wrote, “Watch Out Amazon. Walmart Is Coming for You.”  And last month Bloomberg reported, “Walmart’s Last Remaining Bearish Analyst Upgrades Stock.”  Walmart is no longer unloved, and its valuation reflects this cheery consensus.  We continue to believe that Walmart offers and will continue to offer a value proposition to Americans that cannot be matched by competitors in the near or intermediate-term, but the stock’s appreciation in the last two years means that it no longer offers the asymmetric benefits produced by investing in a business that trades at a significant discount to its intrinsic value.  We sold the Fund’s stake in November.

Similarly, in 2011, Microsoft was unloved as investors believed the rise of the consumer businesses of Apple and Google portended the fatal decline of Microsoft.  Headlines shouted, “The Five Biggest Problems Facing Microsoft” and “Microsoft Has Failed: Their Actions Erase Any Lingering Doubt” and “Microsoft Still Can’t Find Its Future. Is It Too Late for the Company?”  Broad sentiment could hardly have been worse, and the market believed that

The Cook & Bynum Fund	Manager Commentary
March 31, 2018 (Unaudited)

Microsoft was a dinosaur unable to keep up with the rapid changes happening in technology.  There was little to no recognition of the company’s commercial/enterprise business, which many thought was vulnerable to tools like Google Docs and corporate Gmail.

Taking over as CEO in 2014, Satya Nadella began driving strategic and cultural changes that continue to bear fruit.  Microsoft is shipping better products than it has at any time in the last decade.  Customers are increasingly happy, and Microsoft is winning business in the cloud at a strong clip.  In fact, Microsoft and Amazon are separating themselves as the premier players for enterprise cloud offerings.  Office 365, with its monthly subscription fee, is a superior model for selling the Office software suite, and customers continue to switch over to this sticky, recurring revenue stream.  The market has recognized this progress, and overall perception has changed drastically.  The Wall Street Journal recently wrote, “Microsoft’s Cloud Should Keep Rising.”  CNBC added, “Why Microsoft’s Profit Boom is Just Beginning.”  The stock has nearly quadrupled since the Fund’s first purchases in the summer of 2011, which has stretched the market valuation past our conservative estimate of intrinsic value.  As much as we would like to remain shareholders for this new generation of Microsoft, we will not keep your and our capital deployed in cases where the risk of permanent capital loss becomes too high and the odds of success from richly valued prices narrow considerably.  Hence, we sold the Fund’s stake in the business in January.

Performance Contribution

Walmart made the largest positive contribution to returns before the Fund sold its stake in the retailer, with Coca-Cola Embonor also contributing more than 1% of the Fund’s total gain during the last six months.  Microsoft, Berkshire Hathaway, Corporación Lindley, and Arca Continental all made positive contributions, while Coca-Cola and Anheuser-Busch InBev both detracted slightly from performance during the period.  The biggest decliner was the Fund’s newest holding, Liberty Latin America.  We welcomed this weakness in the stock price as it gave us the opportunity to increase the Fund’s stake during the period, growing it from an initial 5% position to an almost 10% position by the end of March.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

The Cook & Bynum Fund	Manager Commentary
March 31, 2018 (Unaudited)

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves.  At period end, the Fund had 38.8% of its net assets invested in cash or cash equivalents (cash, money market funds, or U.S. Treasury Bills).  CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and margin of safety.  There is no guarantee that this cash position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio manager and his spouse have a significant personal stake in the Fund.  Your portfolio manager does not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks,  charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com/cobyx.  Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2018 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2017 through March 31, 2018.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2018 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/17 to	Expense
	10/1/17	3/31/18	3/31/18(1)	Ratio
Actual Fund Return	$1,000.00	$1,020.10	$7.50	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2018 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (11.5%)

Conglomerates (6.5%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	$9,774,520

Syrup and Concentrate Manufacturing (5.0%)
Coca-Cola Co.	172,310	7,483,423
TOTAL DOMESTIC COMMON STOCKS
(Cost $10,378,628)		$17,257,943

FOREIGN COMMON STOCKS (37.7%)

Breweries (10.7%)
Anheuser-Busch InBev SA/NV – ADR	146,628	16,120,282

Wired and Wireless
Telecommunications Carriers (9.3%)
Liberty Latin America Ltd. – Class C(1)	628,067	11,989,799
Liberty Latin America Ltd. – Class A(1)	96,843	1,883,597
		13,873,396
Soft Drink Bottling and Distribution (17.7%)
Arca Continental SAB de CV	2,662,191	18,409,827
Corporaciòn Lindley SA(1)(2)	6,048,422	8,155,681
		26,565,508
TOTAL FOREIGN COMMON STOCKS
(Cost $49,684,875)		$56,559,186

FOREIGN PREFERRED STOCKS (12.0%)

Soft Drink Bottling and Distribution (12.0%)
Coca-Cola Embonor SA – Class B	6,379,772	17,987,809
TOTAL FOREIGN PREFERRED STOCKS
(Cost $12,331,422)		$17,987,809

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2018 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (32.4%)

U.S. Treasury Bills (32.4%)
0.000%, 05/10/2018(1)	$7,500,000	$7,487,155
0.000%, 04/12/2018(1)	41,206,000	41,187,332
TOTAL SHORT-TERM INVESTMENTS
(Cost $48,676,494)		$48,674,487
TOTAL INVESTMENTS (93.6%)
(Cost $121,071,419)		$140,479,425
TOTAL CASH INCLUDING
FOREIGN CURRENCY (6.4%)		9,668,814
TOTAL LIABILITIES IN
EXCESS OF OTHER ASSETS (0.0%)(3)		(30,842)
NET ASSETS (100.0%)		$150,117,397

(1)	Non-income producing security.
(2)	This security is deemed illiquid according to the Fund’s liquidity guidelines. The value of this security was $8,155,681 or 5.4% of net assets.
(3)	Less than 0.05%

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anonima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2018 (Unaudited)

ASSETS:
Investments, at value (cost $121,071,419)	$140,479,425
Cash	8,744,239
Foreign currency, at value (cost $867,253)	924,575
Receivable for fund shares sold	59,688
Dividends and interest receivable	142,233
Prepaid expenses	16,327
Total Assets	150,366,487

LIABILITIES:
Payable for fund shares redeemed	20,000
Accrued investment advisory fees, net of waiver	149,759
Accrued trustee fees	896
Accrued custody fees	6,134
Other payables and accrued expenses	72,301
Total Liabilities	249,090
NET ASSETS	$150,117,397

COMPOSITION OF NET ASSETS:
Paid-in capital	$116,436,549
Accumulated undistributed net investment loss	(396,458)
Accumulated undistributed net realized gain on
investments and foreign currency transactions	14,611,978
Net unrealized appreciation on investments
and foreign currency translation
Investment securities	19,408,006
Foreign currency translation	57,322
Net Assets	$150,117,397

Shares of common stock outstanding
(unlimited number of shares authorized)	9,074,578
Net Asset Value, Offering, and
Redemption Price Per Share	$16.54

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of Withholding tax of $18,409)	$416,905
Interest	328,471
Total Investment Income	745,376

EXPENSES:
Investment adviser fees	1,141,834
Fund accounting and administration fees	60,302
Custody fees	36,721
Transfer agent fees and expenses	30,202
Chief compliance officer fees	25,183
Federal and state registration fees	18,470
Legal fees	17,762
Trustee fees	17,339
Insurance fees	14,577
Service fees	12,463
Auditing and tax fees	8,736
Printing fees	7,708
Miscellaneous expense	1,705
Total expenses before reimbursement	1,393,002
Less fees reimbursed by investment adviser	(251,168)
Net Expenses	1,141,834
Net Investment Income	(396,458)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	14,631,799
Total	14,631,799
Net change in unrealized appreciation (depreciation) on:
Investment securities	(13,478,253)
Foreign currency translation	2,343,867
Total	(11,134,386)
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	3,497,413
Net Increase in Net Asset from Operations	$3,100,955

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	March 31,	Year Ended
	2018	September 30,
	(Unaudited)	2017
FROM OPERATIONS:
Net investment income (loss)	$(396,458)	$320,237
Net realized gain on investments
and foreign currency transactions	14,631,799	2,574,640
Net change in unrealized appreciation
(depreciation) on investments
and foreign currency translation	(11,134,386)	11,036,108
Net Increase in
Net Assets from Operations	3,100,955	13,930,985

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(246,572)	—
From net realized gains	(2,609,640)	(5,822,023)
Total distributions	(2,856,212)	(5,822,023)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	4,461,283	25,362,076
Dividends reinvested	2,346,793	4,758,905
Value of shares redeemed	(8,281,109)	(10,764,053)
Net Increase (Decrease) Resulting
from Capital Transactions	(1,473,033)	19,356,928
Redemption fees	5	1,544
Net Increase (Decrease) in Net Assets	(1,228,285)	27,467,434
NET ASSETS:
Beginning of period	151,345,682	123,878,248
End of period*	$150,117,397	$151,345,682
* Including accumulated undistributed
net investment income (loss) of	$(396,458)	$246,572

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2018
	(Unaudited)
Net Asset Value – Beginning of Period	$16.52
Income from Investment Operations
Net investment income (loss)(a)	(0.04)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(a)	0.38
Total Income (Loss) from Investment Operations	0.34

Distributions to Shareholders
Net investment income	(0.03)
Net realized gains	(0.29)
Total Distributions	(0.32)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(b)
Total Capital Share Transactions	—	(b)
Net Asset Value – End of Period	$16.54
Total Return	2.01	%(c)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$150,117
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(d)
Expenses excluding reimbursement/waiver	1.82	%(d)
Net investment income (loss) including
reimbursement/waiver	-0.52	%(d)
Net investment income (loss) excluding
reimbursement/waiver	-0.85	%(d)
Portfolio turnover rate	26	%(c)

(a)	Calculated using average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

For the		For the		For the	For the	For the
Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
September 30,		September 30,		September 30,	September 30,	September 30,
2017		2016		2015	2014	2013
$15.81		$14.55		$16.05	$14.99	$14.88

0.03		—	(b)	(0.02)	(0.02)	(0.01)

1.43		1.26		(0.89)	1.44	0.65
1.46		1.26		(0.91)	1.42	0.64

—		—		—	(0.01)	—
(0.75)		—		(0.59)	(0.35)	(0.53)
(0.75)		—		(0.59)	(0.36)	(0.53)

—	(b)	—	(b)	— (b)	— (b)	— (b)
—	(b)	—	(b)	— (b)	— (b)	— (b)
$16.52		$15.81		$14.55	$16.05	$14.99
9.79	%(c)	8.66%		-5.92%	9.64%	4.55%

$151,346		$123,878		$122,253	$147,051	$127,998

1.49%		1.49%		1.49%	1.49%	1.57%
1.80%		1.79%		1.75%	1.76%	1.81%

0.23%		-0.00	%(e)	-0.10%	-0.13%	-0.06%

-0.08%		-0.30%		-0.36%	-0.40%	-0.30%
5%		9%		1%	6%	20%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3.  Short-term securities, including bonds, notes, debentures, and other debt

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates fair value, unless the Adviser determines that amortized cost does not approximate fair value and are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2018:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$17,257,943	$—	$—	$17,257,943
Foreign
Common Stocks	48,403,505	8,155,681	—	56,559,186
Foreign
Preferred Stocks	17,987,809	—	—	17,987,809
Short-Term
Investments	—	48,674,487	—	48,674,487
TOTAL	$83,649,257	$56,790,168	$—	$140,479,425

(1)	Please refer to the schedule of investments to view securities by industry type.

For the six months ended March 31, 2018, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Levels 1, 2, and 3 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs for the year ended March 31, 2018.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income, and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2017, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2015.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

A. Tax Basis of Distributions to Shareholders: The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2017	2016
Ordinary Income	$—	$—
Long-Term Capital Gains	5,822,023	—
Total	$5,822,023	$—

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2017, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income (loss)	$(73,665)
Increase/(Decrease) Accumulated net realized gain (loss)
on investments and foreign currency transactions	$73,665
Increase/(Decrease) Paid-in capital	$—

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

B. Tax Basis of Investments:  As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$111,580,574
Gross unrealized appreciation	30,558,117
Gross unrealized depreciation	—
Net tax unrealized appreciation	30,558,117
Undistributed ordinary income	246,572
Undistributed long-term capital gains	2,609,630
Accumulated earnings	2,856,202
Other accumulated gains (losses)	21,786
Total accumulated earnings	$33,346,105

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31st, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses for the fiscal year ended September 30, 2017.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2018.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Prior to January 1, 2013 the management fee was

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2019. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than thirty-six months after the month in which the fees and expenses were deferred.  As of March 31, 2018, the Adviser may in the future recover fee reductions and expense reimbursements from the Fund totaling $251,168, $434,823, $373,479, and $356,271.  The Adviser may recover these amounts no later than March 31, 2021, September 30, 2020, September 30, 2019, and September 30, 2018, respectively.  In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s structure and implicitly eliminated its ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as an Officer of the Trust. An employee of Foreside Fund Officer Services, LLC (“FFOS”) serves as Chief Compliance Officer of the Trust.

The Fund has entered into Service Agreements with USBFS and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services. As compensation for its services, USBFS and U.S. Bank, N.A. are entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to a minimum annual fee. Fees paid by the Fund for transfer agency, administrative, accounting, and custody services for the six months ended March 31, 2018 are disclosed in the Statement of Operations.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

Additionally, the Fund has entered into a Distribution Agreement with Foreside Financial Services, LLC and an agreement with FFOS to provide Chief Compliance Officer Services.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2018, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $24,990,931 and $35,813,142, respectively. There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2018.

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2018, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2018	September 30,
	(Unaudited)	2017
Beginning Shares	9,161,123	7,836,632
Shares Sold	264,126	1,686,063
Shares Issued in Reinvestment
of Distributions	140,779	321,114
Total	9,566,028	9,843,809
Less Shares Redeemed	(491,450)	(682,686)
Ending Shares	9,074,578	9,161,123

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2018, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 66% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2018 (Unaudited)

transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors. As of March 31, 2018, 49.7% of the Fund’s net assets were invested in foreign securities. Specifically, 12.3% of the Fund’s net assets were invested in Mexico, 12.0% in Chile, 10.7% in Belgium, 9.2% in Bermuda, and 5.5% in Peru.

9. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

The Cook & Bynum Fund	Additional Information
March 31, 2018 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $10,000 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30 is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2017 as dividends qualifying for the dividends received deduction to corporate shareholders.

The Cook & Bynum Fund	Additional Information
March 31, 2018 (Unaudited)

Qualified Dividend Income
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2017 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code.

5. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be interested persons of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2018 (Unaudited)

Trustees and Officers
# of
Portfolios
Name,		Term of		in Fund	Other
Birth	Position(s)	Office and		Complex	Director/
Year and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been	1	None
Bynum^	Vice	has served	a Principal of Cook & Bynum
Year of	President,	as a Trustee	Capital Management, LLC
Birth:	Secretary	of the Trust	(“CBCM”) since 2006.
1978		since March
2009.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	Managing Director of The
Year of		as a Trustee	Ansley Capital Group LLC
Birth:		of the Trust	and a Principal of Ansley
1949		since April	Equity Partners, LLC since
		2014.	2014. Mr. Carson has been the
Principal at both Ansley
Securities LLC (broker-dealer)
and Don Carson Associates
LLC (a financial advisory
services firm) since May 2013.
Prior to that, Mr. Carson
served as President of RFA
Management Company LLC
from September 2003 to
April 2013.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
March 31, 2018 (Unaudited)

Name,		Term of
Birth	Position(s)	Office and
Year and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for CBCM since 2006.
Year of		as President
Birth:		of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	has served	Principal and President of CBCM.
Year of		as Vice President
Birth:		of the Trust
1977		since January
2011.
Christopher	Treasurer	Mr. Remington	Mr. Remington joined USBFS in 2004 and is
M.		has served	currently a Vice President.
Remington		as Treasurer
Year of		of the Trust
Birth:		since August
1978		2015.
c/o U.S.
Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701
James R.	Chief	Mr. Nash has	Since January 2016, Mr. Nash has served as a Fund
Nash	Compliance	served as Chief	Chief Compliance Officer for Foreside Fund Officer
Year of	Officer,	Compliance	Services, LLC. From June 2014 to January 2016 he
Birth: 1981	Anti-	Officer and	was Senior Associate and Regulatory Administration
Foreside	Money	Anti- Money	Advisor of JP Morgan Chase & Co. From 2011 to
Fund	Laundering	Laundering	2014 he served as a Product Analyst for Linedata
Officer	Officer	Officer of the	Services, a service provider in the investment
Services, LLC		Trust since	management and credit industry.
10 High Street		January 2017.
Suite 302
Boston, MA
02110

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2018

Fund distributed by Foreside Financial Services, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Principal Executive Officer] and [Treasurer/Principal Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)      /s/ Richard Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     5/14/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/ Richard Cook
Richard P. Cook,
President (Principal Executive Officer)

Date     5/14/18

By (Signature and Title)      /s/ Christopher Remington
Christopher M. Remington,
Treasurer (Principal Financial Officer)

Date     5/14/18

* Print the name and title of each signing officer under his or her signature.